UBS SECURITIES LLC

                                ACCOUNT DOCUMENTS
                                 FOR FUTURES AND
                                OPTIONS CONTRACTS

                                                Campbell Alternative Asset Trust
                                                --------------------------------
                                                Customer Name

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                PLEASE TAKE NOTE OF THE INFORMATION ON THIS PAGE

      The account documents included herewith are provided to you as a prospective client of UBS Securities LLC ("UBS-S LLC"). They are intended to apprise you of your rights and responsibilities in your relationship with UBS-S LLC. You must complete, sign and return these account documents to UBS-S LLC before an account can be opened in your name. Some of these documents are required by U.S. regulations and exchange rules, others by UBS-S LLC.

      Also distributed herewith as a separate booklet are Futures and Options Disclosure Documents which are designed to inform you of some of the risks involved in trading futures contracts and options thereon. You should carefully review and understand the Futures and Options Disclosure Documents and retain them for your records.

OPENING AN ACCOUNT WITH UBS-S LLC REQUIRES THE FOLLOWING:

      o     Complete and sign the NEW ACCOUNT INFORMATION FORM (pages 3-4)

      o     Review and sign the CUSTOMER AGREEMENT (pages 5-19)

      o Review and check the boxes (as applicable) regarding Customer Acknowledgements, Consent to Transfer Funds and Hedging Representation (pages 17-18)

      U.S. citizens or residents must complete Form W-9. Customers who are neither U.S. citizens or residents must complete Form W-8. Forms W-8 and W-9 appear at the end of this packet of Account Documents for Futures and Options Contracts.

      Customers who have granted discretionary trading authority over their account to any individual or entity (an "Advisor") must review and sign the POWER OF ATTORNEY LIMITED TO PURCHASES AND SALES OF FUTURES CONTRACTS (page 20) and must complete ACKNOWLEDGEMENT OF RECEIPT OF COMMODITY TRADING ADVISOR DISCLOSURE DOCUMENT (page 21).

      Some accounts require the submission of additional documents (e.g., corporations must submit authorizing resolution, partnerships must submit evidence of authority to trade futures contracts). Any additional, special purpose forms, if required for your account, may be provided separately and your Customer Representative will advise you about any further documentation required.

      When you have completed and/or signed the appropriate documents, return them to your Customer Representative and make arrangements for the transfer of funds.


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UBS Securities LLC                                       -----------------------

                            ACCOUNT INFORMATION FORM     -----------------------

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
Account Owner ("Customer")                                        Type of Account (Please check each that applies)
Campbell Alternative Asset Trust c/o Campbell and Company Inc.    [_] Corporate     [_] Trust       [_] General Partnership
------------------------------------------------------------------[_] Insurance Co. [_] Omnibus
Principal Business                                                [_] Bank          [_] Mutual Fund
Trading and Investing                                             [_] LLC           [_] Limited Partnership
------------------------------------------------------------------[_] Pension Fund  [X] Other Delaware Business Trust
Tax ID Number                                                     ------------------------------------------------------------------
52-2238521                                                           [_] Hedge (See Section 32 of Customer Agreement) OR
                                                                     [X] Speculative
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                   Street                                            City          State/Country                      Zip Code
Street
Address            210 W. Pennsylvania Ave, Suite 770                Towson        MD                                 21204
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                   Street                                            City          State/Country                      Zip Code
Mailing
Address            210 W. Pennsylvania Ave, Suite 770                Towson        MD                                 21204
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Business Phone (Area Code)                          Facsimile (Area Code)
(410)296-3301                                       (410)842-4707
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                                                 Special Mailing Instructions
                      DUPLICATE                                                        TRIPLICATE
Name                                                               Name
    --------------------------------------------------------           -------------------------------------------------------------
Address                                                            Address
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City           State            Country        Zip Code            City           State           Country               Zip Code
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Attn:                                                              Attn:
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Phone                      Facsimile                               Phone                           Facsimile
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                                       Standing Instruction for Payment of Funds to Customer

[_] Check to Mailing Address
[X] Wire Transfer to Bank  Mercantile Safe Deposit and Trust Companv        Account No.: 6536069
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[_] Other (specify)
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                                               Registrations/Experience/Memberships

Is Customer registered with, employed by or affiliated with a financial services firm, regulator or exchange?   [X] No   [_] Yes
If yes, indicate name and address of firm and position:
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[_] Broker   [_] Management   [_] Administration   [_] Operations   [_] Other

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Previous investment experience ("I") and futures/options on futures trading experience ("F"):

[_] None     [_] Under 1 year     [_] 1 to 3 years     [X] Over 3 years

List all brokerage firms/account numbers currently or previously used:
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


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UBS Securities LLC                                      ------------------------

                            ACCOUNT INFORMATION FORM    ------------------------

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
Is Customer a member of any commodity exchange?               [X] No                    [_] Yes

If yes, indicate what exchanges:
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Is this account traded under Power of Attorney?

[_] No     [X] Yes    If yes, [_] Limited   [X] Full            Held by: Campbell & Company, Inc.
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Does your Customer Representative have any direct or indirect financial interest in Account?

[_] No       [_] Yes     If yes, describe    N/A
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                                                    Reporting Information

1. List other commodity accounts, if any, maintained at UBS-S LLC by Customer or by any individual authorized to trade for the
Account:
N/A
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2. List name and address of other persons or entities, if any, who or which will have a financial interest of 10% or more in the
Account:
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3. List other commodity accounts at UBS-S LLC, if any, in which Customer or its controlling persons or beneficial owners holds a financial interest of 10% or more:
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THE UNDERSIGNED CUSTOMER REPRESENTS AND WARRANTS TO UBS SECURITIES LLC THAT THE FOREGOING INFORMATION IS TRUE AND CORRECT. IN THE
EVENT ANY OF THE INFORMATION CONTAINED IN THIS ACCOUNT INFORMATION FORM BECOMES INACCURATE OR CEASES TO BE TRUE, COMPLETE OR
CORRECT, THE CUSTOMER AGREES IMMEDIATELY TO NOTIFY UBS SECURITIES LLC, IN WRITING.

Name: Thomas P. Lloyd                                                    Name: D. Keith Campbell
      ------------------------------------------------------------             -----------------------------------------------------
Title:General Counsel Campbell & Company, Inc., General Partner          Title: Chairman Campbell & Co., Inc., General Partner
      ------------------------------------------------------------              ----------------------------------------------------
Signature: /s/ Thomas P. Lloyd                                           Signature: /s/ D. Keith Campbell
           -------------------------------------------------------                  ------------------------------------------------
Date: 4/10/07                                                            Date:
      ------------------------------------------------------------              ----------------------------------------------------


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

                               CUSTOMER AGREEMENT

      This Customer Agreement ("Agreement") between UBS Securities LLC ("UBS-S LLC") and Campbell Alternative Asset Trust ("Customer") shall govern the purchase and sale by UBS-S LLC of certain futures contracts, options thereon and options contracts for the account and risk of Customer through one or more accounts carried by UBS-S LLC on behalf and in the name of Customer (collectively, the "Account"), as more fully described below.

1. UBS-S LLC'S AUTHORIZATION TO ACT AS BROKER

      Customer authorizes UBS-S LLC, acting through employees and agents selected by it in its sole discretion, to purchase and sell for the Account contracts for certain futures contracts, options thereon and options contracts for which UBS-S LLC has notified Customer that UBS-S LLC is prepared to execute transactions (collectively, "Contracts") within or outside the United States of America in accordance with Customer's instructions.

2. CUSTOMER'S REPRESENTATIONS AND WARRANTIES

      (a) Representations and Warranties. Customer represents and warrants as follows:

            (i) Authority. Customer has full right, power and authority to enter into this Agreement and the Contracts, and the person executing this Agreement on behalf of Customer is authorized to do so. This Agreement is binding on Customer and enforceable against Customer in accordance with its terms;

            (ii) Lawful Agreement. Customer may lawfully establish and open the Account for the purpose of effecting purchases and sales of Contracts through UBS-S LLC. Transactions entered into pursuant to this Agreement will not violate any "Applicable Law" (as defined below) to which Customer is subject or any agreement to which Customer is subject or a party and the execution, delivery and performance of this Agreement by Customer require no action by or in respect of or filing with any governmental body, agency or official;

            (iii) Customer's Statements. The statements made to UBS-S LLC by Customer regarding Customer's futures trading (including any financial statements submitted therewith) are true and correct to the best of Customer's knowledge;

            (iv) Interest or Control of Account. If any person or entity has, or during the term of this Agreement will have, any interest in the Account other than Customer, Customer hereby agrees to so notify UBS-S LLC immediately (and no later than within one business day); and

            (v) Designation. If Customer is not a citizen or resident of the United States, Customer has been informed by UBS-S LLC of Commodity Futures Trading Commission ("CFTC") Regulations concerning the designation of a futures commission merchant as the agent of foreign brokers, customers of a foreign broker and foreign traders for certain purposes as set forth in CFTC Regulation Sec.15.05 and concerning


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      special calls for information from futures commission merchants, foreign brokers and members of contract markets as set forth in CFTC Regulation Sec.21.03.

      (b) Notice of Change. Customer shall immediately (and no later than within one business day) notify UBS-S LLC in writing if any of the representations contained herein materially change or cease to be true and correct.

3. APPLICABLE LAW

      The Account and all transactions and agreements in respect of the Account shall be subject to the regulations of all applicable Federal, state and self-regulatory agencies or authorities, including but not limited to: (a) the provisions of the Commodity Exchange Act, as amended, and any rules, regulations, orders and interpretations promulgated thereunder by the CFTC; (b) the constitution, by-laws, rules, regulations, orders and interpretations of the relevant board of trade, trading facility, market, or exchange and its clearing house, if any (each, an "exchange") on or subject to the rules of which such transactions are executed and/or cleared, and any relevant registered futures association, including, without limitation, the National Futures Association ("NFA"); and (c) custom and usage of the trade. All such provisions, rules, regulations, orders, interpretations, constitution, by-laws, custom and usage, as in effect from time to time, are hereinafter collectively referred to as "Applicable Law."

4. RELIANCE ON INSTRUCTIONS

      UBS-S LLC shall be entitled to rely on any instructions, notices and communications, whether oral or in writing, that it reasonably believes to be that of an individual authorized to act on behalf of Customer, including, but not limited to, any individual identified in writing by Customer as authorized to act on its behalf, and Customer shall be bound thereby. Customer hereby waives any defense that any such instruction was not in writing as may be required by the Statute of Frauds or any other similar law, rule or regulation.

5. ACCEPTANCE OF ORDERS; POSITION LIMITS

      (a) Acceptance of Orders. UBS-S LLC shall have the right to limit the size of open positions (net or gross) of Customer with respect to the Account at any time and to refuse acceptance of any orders (whether such refusal or limitation is required by, and whether such refusal is based on position limits imposed under, Applicable Law). UBS-S LLC shall immediately notify Customer of its rejection of any order. Unless specified by Customer, UBS-S LLC may designate the exchange or trading system on which it will attempt to execute orders.

      (b) Position Limits. Customer shall not, either alone or in combination with others, violate any position or exercise limit established by or under Applicable Law. If Customer intends at any time to exceed such position limits, Customer shall cause to be filed an application with the CFTC or the relevant exchange requesting authorization for Customer to exceed such position limits and shall provide UBS-S LLC with a copy of such application and such other information as UBS-S LLC may reasonably request with respect to such application.


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6. ORIGINAL AND VARIATION MARGIN; PREMIUMS; OTHER CONTRACT OBLIGATIONS

      With respect to every Contract purchased, sold or cleared for the Account, Customer shall make, or cause to be made, all applicable original margin, variation margin, intra-day margin and premium payments, and perform all other obligations attendant to transactions or positions in such Contracts, as may be required by Applicable Law or by UBS-S LLC in its sole and absolute discretion. Requests for margin deposits and/or premium payments may, at UBS-S LLC's election, be communicated to Customer orally, telephonically or in writing. Margin requirements established by UBS-S LLC may exceed the margin requirements set by any exchange on which transactions are executed or cleared or caused to be executed or cleared by UBS-S LLC or any agent thereof for Customer and may be changed by UBS-S LLC without prior notice to Customer. Except as otherwise provided herein, all such margin and premium payments shall be in the form, as UBS-S LLC permits, of cash in U.S. dollars, securities of the U.S. Government, or a combination thereof. If at any time Customer fails timely to deposit or maintain required margin, or Customer fails timely to make any premium payments, UBS-S LLC may at any time, without further notice to Customer, close out Customer's open position in whole or in part and take any action it deems appropriate.

7. SECURITY INTEREST AND RIGHTS RESPECTING COLLATERAL

      All Contracts, cash, securities, and/or other property of Customer, including all proceeds of all such property such as profits from Account transactions (collectively, the "Collateral") now or at any future time in the Account or otherwise held by UBS-S LLC or its affiliates, any exchange through which trades of the Account are executed and/or positions are held, or any other entity authorized to act as an agent of UBS-S LLC or Customer, hereby are pledged to UBS-S LLC and shall be subject to a first priority lien and security interest in UBS-S LLC's favor to secure any indebtedness or other amounts at any time owing from Customer to UBS-S LLC, and to secure any and all other obligations and liabilities of Customer to UBS-S LLC (collectively, the "Customer's Liabilities"). Customer hereby grants UBS-S LLC the right to borrow, pledge, repledge, hypothecate, rehypothecate, loan or invest any of the Collateral without notice to Customer, and without any obligation to pay or to account to Customer for any interest, income or benefit that may be derived therefrom. UBS-S LLC shall be under no obligation to deliver to Customer the identical Collateral in the Account, but shall only be under an obligation to deliver to Customer Collateral of like or equivalent kind and amount. The rights of UBS-S LLC set forth above shall be qualified by any applicable requirements for segregation of customer's property under Applicable Law.

8. PAYMENT OBLIGATIONS OF CUSTOMER

      (a) Charges to the Account. With respect to every Contract purchased, sold or cleared for the Account, Customer shall pay UBS-S LLC upon demand and UBS-S LLC hereby is authorized to charge Customer's Account for: (i) all brokerage charges, give-up fees, commissions and service fees as UBS-S LLC may from time to time charge; (ii) all exchange, clearing member, NFA or CFTC fees or charges, fines or penalties; (iii) any tax imposed on such transactions by any competent taxing authority; (iv) the amount of any trading losses in the Account; (v) any debit balance or deficiency in the Account; (vi) interest and service charges on


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any debit balances or deficiencies in the Account, any advances or any loan
(including interest on the amount of variation margin calls, until satisfaction of such calls, when the Customer posts U.S. Treasury Bills for original margin purposes), at the rate customarily charged by UBS-S LLC (which may be at the prevailing and/or allowable rates according to the laws of the State of Illinois) from the day any such deficit was incurred to (but not including) the day of payment (calculated on the basis of a 360 day year and for the actual number of days elapsed for all deficits, except for those denominated in foreign currencies for which generally accepted accounting principles require that the interest rate shall be calculated otherwise), together with costs and reasonable attorneys' fees incurred in collecting any such deficit; (vii) all storage and delivery service fees; and (viii) any other amounts owed by Customer to UBS-S LLC with respect to the Account or any transactions therein.

      (b) Payment in U.S. Dollars. Any and all payment obligations of Customer, if not deducted from Customer's Account as permitted hereunder, shall be made upon demand in immediately available U.S. dollars to UBS-S LLC or at such other place and at such time and in such manner as UBS-S LLC notifies Customer. The obligation of Customer to make all payments due hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency other than U.S. dollars, except to the extent that such tender or recovery shall result in the actual receipt by UBS-S LLC of the full amount of such U.S. dollars expressed to be payable in respect of such amounts. Customer agrees that its obligations to make payment in U.S. dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery of the amount (if any) by which such actual receipt shall fall short of the full amount of U.S. dollars expressed to be payable in respect of such amount due hereunder, and shall not be affected by judgment being obtained for other sums due hereunder.

      (c) Setoff. Any Collateral may at any time or from time to time without notice or compliance with any condition precedent (which notice hereby is expressly waived) be setoff, appropriated and applied by UBS-S LLC against any and all payment obligations of Customer hereunder including, but not limited to, any deficit balance or margin deficiency in the Account (or any sub-account within the Account), in such manner as UBS-S LLC in its discretion may determine.

      (d) Netting. UBS-S LLC may at any time or from time to time without notice or compliance with any condition precedent (which notice hereby is expressly waived) net (i) any Collateral held in or on behalf of the Account (or any sub-account within the Account) or liabilities or payment obligations of UBS-S LLC to Customer or the Account (or any subaccount within the Account) against
(ii) any liabilities or payment obligations of Customer thereunder, including, but not limited to any deficit balance or margin deficiency in the Account (or any sub-account within the Account), paying to Customer only the amount by which the aggregate amount of (i) above exceeds the aggregate amount of (ii) above.

      (e) Gross-Up. All payments made by Customer to UBS-S LLC hereunder will be made without setoff or counterclaim free and clear and without deduction or withholding for, any present or future taxes, levies, assessments or other charges of whatever nature, now or hereinafter imposed by any jurisdiction or by any agency, state or other political subdivision or taxing authority thereof or therein, and all interest, penalties, or similar liabilities with respect


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thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, Customer agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein. Customer will furnish to UBS-S LLC, within thirty days after the date the payment of any Taxes is due pursuant to Applicable Law, certified copies of tax receipts evidencing such payment by Customer.

9. DELIVERY PROCEDURES; OPTIONS ALLOCATION PROCEDURE

      (a) Instructions. Customer will provide UBS-S LLC with instructions either to liquidate Contracts previously established by Customer, make or take delivery under any such Contracts, or exercise options entered into by Customer, within such time limits as may be specified by UBS-S LLC. UBS-S LLC shall have no responsibility to take any action on behalf of Customer, including, without limitation, exercising option Contracts, unless and until UBS-S LLC receives oral or written instructions reasonably acceptable to UBS-S LLC indicating the action UBS-S LLC is to take. Any instructions, if given orally to UBS-S LLC, shall immediately be confirmed in writing by Customer. Funds sufficient to take delivery pursuant to such Contract or deliverable grade commodities to make delivery pursuant to such Contract must be delivered to UBS-S LLC at such time and location as UBS-S LLC may require in connection with any delivery.

      (b) Allocation Procedures. Short option Contracts may be subject to exercise at any time. Exercise notices received by UBS-S LLC with respect to option Contracts sold by Customer may be allocated to Customer pursuant to a random allocation procedure, and Customer shall be bound by any such allocation of exercise notices. Such notices may be allocated to Customer after the close of trading on the day on which such notices have been allocated to UBS-S LLC by the applicable exchange. In the event of any allocation to Customer, unless UBS-S LLC has previously received instructions from Customer, UBS-S LLC's sole responsibility shall be to use commercially reasonable efforts to notify Customer by telephone of such allocation at any time before trading commences on the first day on which such option Contracts are traded on the applicable exchange following the day on which the applicable contract market has allocated such notices to UBS-S LLC.

      (c) Failure to Provide Instructions. If Customer fails to comply with any of the foregoing obligations, UBS-S LLC may, in its sole and absolute discretion, liquidate any open positions, make or receive delivery of any commodities or instruments, or exercise or allow the expiration of any options, in such manner and on such terms as UBS-S LLC, in its sole and absolute discretion, deems necessary or appropriate. Any such action taken shall be in the sole and absolute discretion of UBS-S LLC and Customer shall remain fully liable for all costs, losses, expenses, liabilities and damages (including special, indirect and consequential damages, penalties and fines) which UBS-S LLC may be required to pay or which it has sustained in connection with such transactions and for any remaining debit balance in the Account.

10. EVENTS OF DEFAULT; UBS-S LLC'S REMEDIES

      (a) Events of Default. As used herein, each of the following shall be deemed an "Event of Default": (i) the commencement of a case under any bankruptcy, insolvency or


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reorganization law or similar law effecting creditors' rights of any jurisdiction, or the filing of a petition for the appointment of a receiver by or against Customer, an assignment made by Customer for the benefit of creditors, an admission in writing by Customer that it is insolvent or is unable to pay its debts when they mature, or the suspension by the Customer of its usual business or any material portion thereof; (ii) the issuance of any warrant or order of attachment against the Account or the levy of a judgment against the Account; (iii) if Customer is an employee benefit plan, the termination of Customer or the filing by Customer of a notice of intent to terminate with the Pension Benefit Guaranty Corporation (or other similar governmental agency or body of any jurisdiction), or the receipt of a notice of the Pension Benefit Guaranty Corporation's (or other similar governmental agency's or body's) intent to terminate Customer, or the inability of Customer to pay benefits under the relevant employee benefit plan when due; (iv) the failure by Customer to deposit or maintain margins, to pay required premiums, or to make payments required by
Section 8 hereof; (v) UBS-S LLC in its sole and absolute discretion determines that the Collateral in Customer's Account, regardless of current market quotations, is inadequate to secure the Account and Customer's obligations to UBS-S LLC hereunder; (vi) the Account shall incur a deficit balance; (vii) the failure by Customer to perform, in any material respect, its obligations respecting delivery, exercise or a notice of allocation of exercise, payment for delivery, or settlement under Contracts held in the Account (it being understood that any failure to comply with any Applicable Law shall be deemed material); or
(viii) the failure by Customer, in any material respect, to perform any of its other obligations hereunder (it being understood that any failure to comply with any Applicable Law shall be deemed material).

      (b) Remedies. Upon the occurrence of an Event of Default or in the event UBS-S LLC, in its sole and absolute discretion, considers it necessary for its protection, UBS-S LLC shall have the right, in addition to any other remedy available to UBS-S LLC at law or in equity, and in addition to any other action UBS-S LLC may deem appropriate under the circumstances, to liquidate, spread or roll-forward any or all open Contracts held in or for the Account, sell any or all of the securities or other property of Customer held by UBS-S LLC and its affiliates and to apply the proceeds thereof to any amounts owed by Customer to UBS-S LLC, borrow or buy any options, securities, Contracts or other property for the Account and cancel any unfilled orders for the purchase or sale of Contracts for the Account, or take such other or further actions as UBS-S LLC, in its reasonable discretion, deems necessary or appropriate for its protection, all without demand for margin and without notice or advertisement. In the event UBS-S LLC's position would not be jeopardized thereby, UBS-S LLC will make reasonable efforts under the circumstances to notify Customer prior to taking any such action. Any such liquidation, sale, purchase, borrowing or cancellation shall be made at the discretion of UBS-S LLC on, through or subject to the rules of an exchange, on other markets, at public auction or by private transaction, including, without limitation, by an exchange for physical transaction or similar transaction wherein UBS-S LLC may act as agent and/or as principal in such transaction. Customer acknowledges and agrees that a prior demand or margin call of any kind from UBS-S LLC or prior notice from UBS-S LLC shall not be considered a waiver of UBS-S LLC's right to take any action without notice or demand. In any transaction described above, UBS-S LLC may sell any Collateral to itself or its affiliates or buy any Collateral from itself or its affiliates. UBS-S LLC may, to the extent permitted by law, purchase the whole or any part thereof free from any right of redemption. In all cases, Customer shall remain liable for and shall pay to UBS-S LLC on demand the amount of any deficiency in its Account resulting from any such transaction, and Customer shall reimburse, compensate and indemnify UBS-S LLC for any and all costs, losses,


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penalties, fines, taxes and damages which UBS-S LLC may incur, including reasonable attorneys' fees incurred in connection with the exercise of its remedies and the recovery of any such costs, losses, penalties, fines, taxes and damages.

11. EXCULPATION AND INDEMNIFICATION

      (a) Exculpation. Neither UBS-S LLC nor any of its managing directors, officers, employees or affiliates shall be liable for any costs, losses, penalties, fines, Taxes and damages sustained or incurred by Customer other than as a result of UBS-S LLC's gross negligence or reckless or intentional misconduct. In no event will UBS-S LLC be liable to Customer for consequential, incidental or special damages. Without limiting the generality of the foregoing, neither UBS-S LLC nor any of its managing directors, officers, employees or affiliates shall have any responsibility or liability to Customer hereunder for any costs, losses, penalties, fines, Taxes and damages, including consequential, incidental or special damages, sustained or incurred by Customer, (i) in connection with the performance or non-performance by any exchange, clearing firm or other third party (including other exchange members, banks and floor brokers) to UBS-S LLC of its obligations in respect of any Contract or other property of Customer; (ii) as a result of any prediction, recommendation or advice made or given by a representative of UBS-S LLC whether or not made or given at the request of Customer; (iii) as a result of any delay in the performance or non-performance of any of UBS-S LLC's obligations hereunder to the extent that losses arising therefrom are, directly or indirectly, caused by the occurrence of any contingency beyond the control of UBS-S LLC including, but not limited to, the unscheduled closure of an exchange or contract market or delays in the transmission of orders due to breakdowns or failures of transmission or communication facilities, execution, and/or trading facilities or other systems; (iv) as a result of any action taken by UBS-S LLC, its managing directors, officers, employees, agents (including other clearing firms through which transactions are effected on behalf of Customer) or floor brokers, to comply with Applicable Law; or (v) for any acts or omissions of those neither employed nor supervised by UBS-S LLC. Moreover, UBS-S LLC shall have no responsibility for compliance by Customer with any law or regulation governing Customer's conduct as a fiduciary, if applicable.

      (b) Force Majeure and Acts of State. In the event that UBS-S LLC's performance of any of its obligations and undertakings hereunder shall be interrupted or delayed by any occurrence not occasioned by the conduct of either party hereto, whether such occurrence shall be an act of God or the common enemy or the result of war, riot, fire, flood, civil commotion, acts of terrorism, sovereign conduct or other acts of State, or the act or conduct of any person or persons not party or privy hereto, then UBS-S LLC shall be excused from performance for such period of time as is reasonably necessary after such occurrence to remedy the effects thereof and neither UBS-S LLC nor any of its managing directors, officers, employees or affiliates shall be directly or indirectly responsible for losses occasioned thereby.

      (c) Electronic Trading Systems Waiver. In consideration of UBS-S LLC making electronic trading systems or services available, in whole or in part, directly or indirectly, Customer agrees that neither UBS-S LLC, the electronic trading systems or services provided, exchanges whose products may be traded on or through such electronic trading systems or services, nor any other entities controlling, controlled by or under common control with such entities, nor their respective directors, officers, or employees, shall be liable for any losses,


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

damages, costs or expenses (including, but not limited to, loss of profits, loss of use, incidental or consequential damages), regardless of the cause, arising from any fault, delay, omission, inaccuracy or termination of the electronic trading systems or services, or the inability to enter or cancel orders, or any other cause in connection with the furnishing, performance, maintenance, or use of or inability to use all or any part of the electronic trading systems or services. The foregoing shall apply regardless of whether a claim arises in contract, tort, negligence, strict liability or otherwise.

      (d) Indemnification of UBS-S LLC. Customer agrees to indemnify and hold UBS-S LLC and its managing directors, officers, employees and affiliates harmless from and against any and all costs (including reasonable attorneys' fees), losses, penalties, fines, taxes and damages incurred by UBS-S LLC as a result of any action taken or not taken by UBS-S LLC in reliance upon any instructions, notices and communications which UBS-S LLC reasonably believes to be that of an individual authorized to act on behalf of Customer, or in connection with UBS-S LLC's recovery of any such costs, losses, penalties, fines, taxes and damages.

12.      TERMINATION

      This Agreement may be terminated at any time by Customer or UBS-S LLC by written notice to the other; provided, however, that any such termination shall not relieve either party of any obligations in connection with any debit or credit balance in the Account or other liability or obligation arising or accruing prior to such termination. In the event of such notice, Customer shall either close out open positions in the Account or arrange for such open positions to be transferred to another futures commission merchant. Upon satisfaction by Customer of all of Customer's Liabilities, UBS-S LLC shall transfer to another futures commission merchant all Contracts, if any, then held for the Account, and shall transfer to Customer or to another futures commission merchant, as Customer may instruct, all cash, securities and other property held in the Account, whereupon this Agreement shall terminate.

13. OFFSET OF OFFSETTING POSITIONS

      UBS-S LLC shall offset any Contract for which an offsetting order is entered by Customer, unless Customer instructs UBS-S LLC not to offset such Contract and to maintain the offsetting Contracts as open positions; provided, that UBS-S LLC shall not be obligated to comply with any such instructions given by Customer if Customer fails to provide UBS-S LLC with any representations, documentation or information reasonably requested by UBS-S LLC or if, in UBS-S LLC's reasonable judgment, any failure to liquidate such offsetting Contracts against each other would result in a violation of Applicable Law.

14. REPORTS AND OBJECTIONS

      (a) All confirmations, purchase and sale notices, correction notices and account statements (collectively, "Reports") shall be submitted to Customer and shall be conclusive and binding on Customer unless Customer notifies UBS-S LLC of any objection thereto prior to the opening of trading on the contract market on which such transaction occurred on the business day following the day on which Customer receives such Report; provided, that with respect to monthly statements, Customer may notify UBS-S LLC of any objection thereto within five business days after receipt of such monthly statement, provided the objection could not have been raised at the time any prior Report was received by Customer as provided for above. Any such notice of objection, if given orally to UBS-S LLC, shall immediately (and in no event later than within one business day) be confirmed in writing by Customer.

      (b) Customer consents to the electronic delivery of Reports via facsimile, electronic mail, computer networks (e.g., local area networks, commercial on-line services and SwisKey, Abacus or any similar online statement delivery system) or other electronic means agreed upon by Customer and UBS-S LLC. Customer may revoke its consent at any time upon reasonable notice to UBS-S LLC.

15. FOREIGN CURRENCY TRANSACTIONS

      In the event that the Customer directs UBS-S LLC to enter into any Contract on an exchange on which such transactions are effected in a currency other than the U.S. dollar, any profit or loss arising as a result of a fluctuation in the exchange rate affecting such currency will be entirely for the account and risk of the Customer. All initial and subsequent deposits for margin purposes, and the return to the Customer of any funds, are expected to be made in the currency of contract settlement. Should the Customer elect to deposits funds other than the currency of settlement or instruct UBS-S LLC to convert funds which are already on deposit in another currency, UBS-S LLC shall debit or credit the Account of Customer at a rate of exchange determined by UBS-S LLC in its sole discretion on the basis of the then prevailing market rate of exchange for such foreign currency. Customer authorizes UBS-S LLC to deposit Customer funds in depositories located outside of the United States consistent with the requirements of Applicable Law.

16. UBS-S LLC'S RESPONSIBILITY

      UBS-S LLC is not acting as a fiduciary, foundation manager, commodity pool operator, commodity trading advisor or investment adviser in respect of any Account opened by Customer and UBS-S LLC shall have no responsibility hereunder for compliance with any law or regulation governing the conduct of fiduciaries, foundation managers, commodity pool operators, commodity trading advisors or investment advisers.

17. ADVICE

      All advice communicated by UBS-S LLC with respect to any Account opened by Customer hereunder is incidental to the conduct of UBS-S LLC's business as a futures commission merchant, does not constitute an offer to sell or the solicitation of an offer to buy any Contract, and such advice will not serve as the primary basis for any decision by or on behalf of Customer. UBS-S LLC shall have no discretionary authority, power or control over any decisions made by or on behalf of Customer in respect of the Account, regardless of whether Customer relies on the advice of UBS-S LLC in making any such decision. Any such advice, although based upon information from sources UBS-S LLC believes to be reliable, may be incomplete or inaccurate, may not be verified and may be changed without notice to Customer. UBS-S LLC makes no representation as to the accuracy, completeness, reliability or prudence of any such advice or information or as to the tax consequences of Customer's futures or options trading. UBS-S LLC is a separate and independent corporate entity, distinct from its affiliates and it shall be free to purchase and sell Contracts for any affiliates without limitation or restriction. The relationship between UBS-S LLC and Customer as described herein shall not affect any provisions of credit to Customer by UBS AG or any other subsidiary of UBS AG. Moreover, Customer acknowledges that UBS-S LLC and its managing directors, officers, employees and affiliates may take or hold positions in, or advise other customers concerning, contracts which are the subject of advice from UBS-S LLC to Customer. The positions and advice of UBS-S LLC and its managing directors, officers, employees and affiliates may be inconsistent with or contrary to positions of, and the advice given by, UBS-S LLC to Customer.

18. FINANCIAL AND OTHER INFORMATION

      Customer agrees to furnish appropriate financial statements to UBS-S LLC and to inform UBS-S LLC of any material changes in the financial position of Customer and to furnish promptly such other information concerning Customer as UBS-S LLC reasonably requests. UBS-S LLC is authorized from time to time to contact banks, financial institutions and credit agencies for verification of the financial condition of Customer. Customer agrees that UBS-S LLC may, from time to time, share with its branches, agencies and affiliates, certain non-public information concerning Customer.

19. RECORDING

      UBS-S LLC, in its sole and absolute discretion, may record, on tape or otherwise, any telephone conversation between UBS-S LLC and Customer involving their respective officers, agents and employees. Customer hereby agrees and consents to such recording, with or without the use of an automatic tone warning device, and waives any right Customer may have to object to the use or admissibility into evidence of such recording in any legal proceeding between Customer and UBS-S LLC or in any other proceeding to which UBS-S LLC is a party or in which UBS-S LLC's records are subpoenaed. Customer acknowledges that UBS-S LLC may erase such recordings after a reasonable period of time.

20. ACCOUNTS INTRODUCED BY OTHER BROKERS

      If UBS-S LLC is carrying the Account of Customer as executing or clearing broker by arrangement with another broker through whose courtesy the Account has been introduced to UBS-S LLC, then, until receipt from Customer of written notice to the contrary, UBS-S LLC may accept from such other broker, without inquiry or investigation by UBS-S LLC, (i) orders for the purchase or sale in the Account of Contracts, and (ii) any other instructions concerning the Account. UBS-S LLC shall not be responsible or liable for any acts or omissions of such other broker or its employees.

21.      SEVERABILITY

      If any provision of this Agreement is, or at any time becomes, inconsistent with any present or future Applicable Law, and if any of these authorities have jurisdiction over the subject matter of this Agreement, the inconsistent provision shall be deemed superseded or modified to conform with such law, rule or regulation but in all other respects, this Agreement shall continue and remain in full force and effect.

22. BINDING EFFECT

      This Agreement shall be binding on and inure to the benefit of the parties and their successors. In accordance with CFTC regulations, UBS-S LLC may assign Customer's Account(s) and this Agreement to another registered Futures Commission Merchant ("FCM") by notifying Customer of the date and name of the intended assignee FCM. Unless Customer objects to the assignment prior to the scheduled date for the assignment, the assignment will be binding on Customer. Customer may not assign this Agreement without UBS-S LLC's prior consent.

23. ENTIRE AGREEMENT

      This Agreement contains the entire agreement between the parties and supersedes any prior agreements between the parties as to the subject matter hereof. No provision of this Agreement shall in any respect be waived, altered, modified, or amended unless such waiver, alteration, modification or amendment is signed by the party against whom such waiver, alteration, modification or amendment is to be enforced.

24. INSTRUCTIONS, NOTICES OR COMMUNICATIONS

      (a) Except as specifically otherwise provided in this Agreement, all instructions, notices or other communications may be oral or written. All oral instructions, unless custom and usage of trade dictate otherwise, shall be promptly confirmed in writing. All written instructions, notices or other communications shall be addressed as follows:

            (i) if to UBS-S LLC:

            UBS Securities LLC
            One North Wacker Drive Chicago, IL 60606
            Attn: ETD Legal Department, 31st Floor

            (ii) if to Customer at the address as indicated on the New Account Information Form.

      (b) All instructions, notices or other communications sent, whether by mail, telex, facsimile transmission or otherwise, shall be deemed given when deposited in the mail, or sent by telex or facsimile transmission or other electronic means acceptable to the recipient thereof, and deemed delivered to Customer personally, whether actually received by Customer or not. All instructions, notices or other communications to UBS-S LLC shall be directed to UBS-S LLC's office at the address listed above or such other addresses as UBS-S LLC may hereafter direct to Customer in writing.

25. RIGHTS AND REMEDIES CUMULATIVE

      All rights and remedies arising under this Agreement as amended and modified from time to time are cumulative and not exclusive of any rights or remedies which may be available at law or otherwise.

26. NO WAIVER

      No failure on the part of UBS-S LLC to exercise, and no delay in exercising, any contractual right will operate as a waiver thereof, nor will any single or partial exercise by UBS-S LLC of any right preclude any other or future exercise thereof or the exercise of any other partial right.

27. GOVERNING LAW

      THE INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW.

28. CONSENT TO JURISDICTION

      The parties agree that any litigation between UBS-S LLC and Customer relating to this Agreement or transactions hereunder may take place in the Courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and the parties agree to submit to such non-exclusive jurisdiction. Customer consents to the service of process by the mailing to Customer of copies of such court filing by certified mail to the address of Customer as it appears on the books and records of UBS-S LLC, such service to be effective ten days after mailing.

      WAIVER OF JURY TRIAL

      Customer hereby waives trial by jury in any action or proceeding arising out of or relating to this Agreement or any transaction in connection herewith.

29. ACCEPTANCE OF AGREEMENT

      This Agreement shall not be deemed to be accepted by UBS-S LLC or become a binding contract between Customer and UBS-S LLC until approved by a duly authorized officer of UBS-S LLC in writing.

31. CUSTOMER ACKNOWLEDGEMENTS (please check box below with an "x"):

[X]   (a) FUTURES AND OPTIONS DISCLOSURE DOCUMENTS

      CUSTOMER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED, UNDERSTANDS AND CONSENTS TO THE FUTURES AND OPTIONS DISCLOSURE DOCUMENTS FURNISHED HEREWITH INCLUDING DISCLOSURES REGARDING:

            Risk Disclosure Statement for Futures and Options

            Notice Regarding Average Pricing

            Questions and Answers to Address Key Features of CME Rule 553 - Average Pricing System

            Electronic Trading and Order Routing Systems Disclosure Statement

            UBS-S LLC Special Disclosure Statement

            Cross Trade Consent

            Non-US Futures and Options Direct Order Transmittal Customer Disclosure Statement

            LME Guidelines (applicable to customers trading LME contracts)

            Hong Kong Position Limit Notice (applicable to customers trading on Hong Kong Exchanges)

            Non US Trader Disclosure Statement

            Uniform Notification regarding access to Market Data

            CME Disclosure on Payment for Order Flow

            Third Party Vendor Disclosure Statement

[_]   (b) CONSENT TO TRANSFER FUNDS

      The undersigned acknowledges that UBS-S LLC may, until it receives a written notice of revocation with respect thereto, in its sole and absolute discretion and without prior notice to the undersigned, transfer any funds, securities, commodities, Contracts or other property from any account (segregated, secured or non-regulated) maintained by the undersigned to any other account (segregated, secured or non-regulated) of the undersigned maintained by UBS-S LLC or any of its affiliates. UBS-S LLC will promptly confirm in writing each transfer of funds, securities, commodities, Contracts or other property pursuant hereto. UBS-S LLC shall not be liable for making or failing to make any transfer authorized hereby.

32. HEDGING REPRESENTATION (The following must be completed by Customers who will engage in transactions for bona fide hedging purposes only.) Customer has indicated on the New Account Information Form that the Account is for hedging purposes. Customer represents that it is familiar with CFTC and exchange rules, regulations, and advisories concerning hedging. Unless Customer specifically notifies UBS-S LLC to the contrary in writing with respect to any transaction, all transactions effected for the Account will be bona fide hedging transactions as described in Section 4a of the Commodity Exchange Act, as amended, and Rule 1.3(z) promulgated thereunder (a copy of which may be obtained from UBS-S LLC upon request). As such, in accordance with CFTC Rule 190.06, Customer may specify whether, in the unlikely event of UBS-S LLC's bankruptcy, Customer prefers that the trustee liquidate open commodity contracts in the Account without seeking Customer's instructions. Accordingly, in the event of UBS-S LLC's bankruptcy, the trustee should (check one of the following):

[_] Attempt to contact Customer for instructions regarding the disposition of open contracts in the Account.

[_] Liquidate open commodity contracts without seeking Customer's instructions.

This instruction may be changed at any time by written notice sent to UBS-S LLC.

Specify Commodities to be Hedged: ______________________________________________

                                   * * * * *

                          (signature page on next page)

IN WITNESS WHEREOF, Customer has executed this Agreement on the date indicated below.

Campbell Alternative Asset Trust
--------------------------------
("Customer")


By: Thomas P. Lloyd             /s/ Thomas P. Lloyd       4/10/07
    General Counsel             -------------------       -----------------
    Campbell & Company, Inc.,   Signature                 Date
    General Partner
    --------------------------
    Print Name and Title


By: D. Keith Campbell           /s/ D. Keith Campbell
    Chairman, Campbell &        ---------------------     -----------------
    Co., Inc. General Partner   Signature                 Date
    --------------------------
    Print Name and Title

--------------------------------------------------------------------------------

ACCEPTED BY UBS SECURITIES LLC


By: Mark L. Psaltis             /s/ Mark L. Psaltis
    Executive Director          -------------------       -----------------
    -------------------------   Signature                 Date
    Print Name and Title


By: Tami A. Jensen              /s/ Tami A. Jensen
    Associate Director          -------------------       -----------------
    Legal Department            Signature                 Date
    -------------------------
    Print Name and Title

                POWER OF ATTORNEY LIMITED TO PURCHASES AND SALES
                              OF FUTURES CONTRACTS


The undersigned hereby authorizes Campbell & Company, Inc. (the "Advisor") as his/her agent and attorney to buy, sell and trade in commodities and/or futures contracts and options thereon, whether domestic or foreign, in accordance with UBS SECURITIES LLC ("UBS-S LLC") terms and conditions for the undersigned's account and risk and in the undersigned's name through UBS-S LLC as brokers. The undersigned hereby agrees to indemnify and hold UBS-S LLC harmless from and to pay UBS-S LLC promptly on demand any and all losses arising therefrom or debit balance due thereon. The undersigned confirms it has received a copy of Advisor's Disclosure Document. If not, the undersigned has attached a written explanation of the reason(s) therefor.

In all such purchases, sales or trades UBS-S LLC is authorized to follow the instructions of the Advisor in every respect concerning the undersigned's account with UBS-S LLC; and the Advisor is authorized to act for the undersigned and on the undersigned's behalf in the same manner and with the same force and effect as the undersigned might or could do with respect to such purchases, sales or trades as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or trades. The undersigned understands that UBS-S LLC is in no way responsible for any loss to the undersigned occasioned by the actions of the Advisor and that UBS-S LLC does not, by implication or otherwise, endorse the operating methods of the Advisor. The undersigned hereby ratifies and confirms any and all transactions with UBS-S LLC heretofore or hereafter made by the Advisor for the undersigned's account.

This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which UBS-S LLC may have under any other agreement or agreements between the undersigned and UBS-S LLC. This authorization and indemnity is a continuing one and shall remain in full force and effect until revoked by the undersigned by a written notice addressed to UBS-S LLC but such revocation shall not affect any liability in any resulting transaction initiated prior to such revocation. This authorization and indemnity shall inure to the benefit of UBS-S LLC and any successors or assigns.

Campbell Alternative Asset Trust     Signature: /s/ Thomas P. Lloyd  /s/ D. Keith Campbell
--------------------------------                ------------------------------------------
(Name of Customer - Please Print)    Date: 4.10.07
                                           -----------------------------------------------
                                     Name and Title - Please Print

                                     Thomas P. Lloyd               D. Keith Campbell
                                     General Counsel               Chairman
                                     Campbell & Company, Inc.,     Campbell & Co., Inc.
                                     General Partner               General Partner

                           ACKNOWLEDGEMENT OF RECEIPT
                                       OF
                            COMMODITY TRADING ADVISOR
                               DISCLOSURE DOCUMENT

       (To be completed by Customer if Customer has received a copy of the Advisor's Disclosure Document, otherwise Advisor must complete the exemption statement below)

This is to acknowledge that I have received and read a copy of the

August 30, 2006 Disclosure Document of
---------------
Campbell & Company, Inc. describing the trading program pursuant to which
------------------------
Campbell & Company. Inc. will direct my account.
------------------------

READ AND ACKNOWLEDGED BY:

/s/ Thomas P. Lloyd   /s/ D. Keith Campbell       4.10.07
-------------------------------------------       -------
Customer's Signature                              Date

Thomas P. Lloyd                     D. Keith Campbell
General Counsel                     Chairman
Campbell & Company, Inc.,           Campbell & Co., Inc.
General Partner                     General Partner
---------------------------------------------------------
Customer's Name

                COMMODITY TRADING ADVISOR REGISTRATION EXEMPTION

     (To be completed by Advisor if Advisor has not provided Customer with a disclosure statement. Please provide copy of all exemption letters as appropriate.)

I am not required to provide a disclosure document pursuant to CFTC Regulation
4.31 because (indicate which applies):

      (a) I am not required to register as a commodity trading advisor pursuant to Section 4 of the Commodity Exchange Act because:

            (i) [_] during the preceding 12 months I have not furnished commodity trading advice to more than 15 persons and I do not hold myself out generally to the public as a commodity trading advisor; or

            (ii) [_] I am otherwise exempt from registration as a commodity trading advisor pursuant to CFTC Regulation 4.14

or

      (b) [_] I am registered as a commodity trading advisor but am exempt from providing a disclosure document pursuant to CFTC Regulation 4.7.

----------------------                          --------------------------------
Date                                            Signature of Account Controller

                                                --------------------------------
                                                Name of Account Controller

                SECURITY FUTURES RISK DISCLOSURE ACKNOWLEDGEMENT

The undersigned acknowledges that it has received and understands the Risk Disclosure Statement for Security Futures Contracts furnished by UBS Securities LLC.

Account Name: 97100                   Account Number: 97100
              ---------------------                   ---------------

Signature:/s/ Thomas P. Lloyd         Signature: /s/ D. Keith Campbell
          -------------------------              ------------------------------
Date: 4.11.07                         Date: 4.11.07
      -----------------------------         -----------------------------------
Name: Thomas P. Lloyd                 Name: D. Keith Campbell
      -----------------------------         -----------------------------------
Title: General Counsel                Title: Chairman, Campbell & Company Inc.
       Campbell & Company, Inc.              ----------------------------------
       ----------------------------